Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 10 — INCOME TAXES

The tax effects of significant items comprising the Company’s deferred taxes as of December 31 are as follows:

	December 31,
	2023	2022
Deferred Tax Assets
Reserves	$74,283	$83,134
Deferred Wages	93,745	—
Lease Liability	1,005,696	1,072,236
Net Operating Loss Carryforwards	11,250,985	8,973,639
Credit Carryforwards	164,796	91,614
Fixed Asset Basis	1,016,323	517,435
Other Carryforwards	55,583	16,616
Allowance for Bad Debts	—	16,969
Total Deferred Tax Assets	13,661,412	10,771,642
Less: Valuation Allowance	(10,309,361)	(7,429,810)
Deferred Tax Liabilities
Investment in Flavored Bourbon LLC	(2,511,373)	(2,472,700)
Right-of-Use Assets	(840,677)	(869,132)
Total Deferred Tax Liabilities	(3,352,050)	(3,341,831)
Net Deferred Tax Assets	$—	$—

ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance. The change in the valuation allowance for the period ended December 31, 2023 was an increase of $2,879,551 and change in the valuation allowance for the period ended December 31, 2022 was an increase of $3,229,449.

At December 31, 2023 and 2022, the Company has federal net operating loss carryforwards of $49,287,572 and $40,443,870 respectively, which have an indefinite carryforward period. Under Sections 382 and 383 of the Code, substantial changes in our ownership may limit the amount of net operating loss and research that could be used annually in the future to offset taxable income. The tax benefits related to future utilization of federal net operating loss carryforwards, credit carryovers, and other deferred tax assets may be limited or lost if the cumulative changes in ownership exceeds 50% within any three-year period. The Company has not completed a formal Section 382/383 analysis under the Code regarding the limitation of net operating loss and tax credit carryforwards. If a change in ownership were to have occurred, the annual limitation may result in a reduction of available tax attributes in a given tax year.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. Due to its operating loss carry forward, the U.S. federal statute of limitations remains open for 2018 and onward. The Company has no ongoing or recently closed income tax examinations. The Company recognizes tax benefits from an uncertain position only if it is more likely than not that the position is sustainable, based on its technical merits. Interest and penalties related to uncertain tax positions are classified as income tax expense.

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate as follows:

	For the Years Ended December 31,
	2023	2022
Effective Tax Rate Reconciliation
Statutory Rate	21.0%	21.0%
State Taxes	0.72%	1.84%
Permanent Items	(13.26)%	3.43%
Change in Valuation Allowance	(7.83)%	(26.34)%
Tax Credits	0.0%	0.0%
True-ups/Other	(0.64)%	0.0%
Total	(0.00)%	(0.07)%

The benefit from and provision for income taxes differs from the amount computed by applying the statutory federal income tax rate of 21% to earnings before taxes, primarily because of the valuation allowance, nondeductible items, state taxes, fair value adjustments, true-up adjustments.